Exhibit 99.1 JP Morgan 2024 Corporate Presentation Page 1

Disclaimer Legal Disclaimer & Forward-Looking Statements Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future business and financial performance of Biomea Fusion, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any projections of financial information or profitability, the initiation, timing and results of pending or future preclinical studies and clinical trials, the actual or potential actions of the FDA, the status and timing of ongoing research, development and corporate partnering activities, any statements about historical results that may suggest trends for the Company's business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, or technology developments, unfavorable global economic conditions, including inflationary pressures, market volatility, acts of war and civil and political unrest, and other factors affecting the Company's financial condition or operations. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward- looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled Risk Factors in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the Securities and Exchange Commission. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Page 2

Excellent Science - Combining Validated Targets with Breakthrough Chemistry We Aim to Cure Experienced Management Team TM Novel FUSION™ System Biomea Fusion is a clinical-stage biopharmaceutical company focused on the discovery and development of oral covalent small-molecule drugs to treat BMF-219 – Phase II Stage patients with genetically defined cancers and metabolic diseases. We believe that our approach may lead to significant improvement and extension of life for patients. Our team is engaged in all phases of drug BMF-500 – Phase I Stage discovery and development, including target selection, small molecule design, and preclinical and clinical studies to develop innovative medicines. Development of Combination Assets Page 3

Aiming to Develop Some of the Most Impactful Medicines of Our Time A Long History of Developing Successful Drugs - Together Franco Valle Thomas Butler Ramses Erdtmann Naomi Cretcher Heow Tan Steve Morris, M.D. Juan Frías, M.D. Chief Financial President & COO Chairman & CEO Chief of People Chief Technical & Chief Development Chief Medical Officer Quality Officer Officer Officer Co-Founder Co-Founder TM The FUSION SYSTEM * BMF-219 Co-Inventor Co-Inventor Page 4 *Note: BMF-219 is an investigational new drug

Biomea Leverages the FUSION™ System to Create a Suite of Novel Covalent Agents to Potentially Improve and Extend the Lives of Patients

Biomea's Development Principles


Validated Targets For Covalent Inhibition
Biology
Breakthrough Covalent Chemistry
Chemistry
Proprietary Combinations
Medicine

Validated Targets

Drugs pursuing **Validated Disease Targets** have a ~2x higher likelihood of approval than molecules pursuing a new mechanism of action

Sources: Nelson et al. (2015) Nat Genet.; Thomas et al. (2016) BIO; In a Landscape of 'Me Too' Drug Development, What Spurs Radical Innovation? HBS Weekly Review (Jun 2018)

Covalent Inhibitors

Covalent Small Molecule Inhibitors provide deep target inactivation and a wider therapeutic window, allowing for longer duration on therapy

Sources: Singh et al. (2011) Nature Reviews Drug Discovery; Cheng et al. (2020) Journal of Hematology & Oncology; Strelow (2017) SLAS Discovery; Kalgutkar & Dalvie (2012) Expert Opin. Drug Discov.;

Proprietary Combinations

Combination Therapy with non-overlapping resistance mechanisms results in more durable responses and better outcomes

Sources: Palmer et al. (2019) eLife; Mokhtari et al. (2017) Oncotarget

biomea FUSION We Aim to Cure™
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Case Study PCI-32765 IMBRUVICA - Prolonged Target Occupancy Effect without Prolonged Systemic Exposure

Covalent Inhibitors Have Long Kinetic but Short Biological Half Life


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
BTK Active-Site Occupancy
70
60
50
40
30
20
10
0
Plasma Concentration
(ng/ml)
0
4
8
12
16
20
24
28
Time Post-dose (hours)
Long Kinetic Half Life
% Active-Site Occupancy (left axis) indicates irreversible BTK Inhibition at cancer sites
Short Biologic Half Life
Plasma concentration (right axis) reflects systemic exposure to body

*Pharmacyclics Corporate Deck 2012



High Selectivity

Two-step inhibition: 1) Initial reversible binding followed by 2) covalent interaction, increasing target selectivity



Deep Target Inactivation

Permanent inactivation of bound protein drives target elimination through normal cellular degradation processes



Greater Therapeutic Window

Designed to maintain an effect without sustained systemic exposure, unlike conventional non-covalent inhibitors biomea FUSION We Aim to Cure™

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TM Our FUSION System We leverage our FUSION System to discovery and develop Novel covalent inhibitors against targets essential for many diseases. • Novel Target Selection Process • Crystal Structure based Drug Design • Proprietary Scaffold Construction

Fusion System – Discovery and Development of Novel Covalent Inhibitors

Human Genome Wide Covalent Pocket Analysis


CYS
site spheres
hydrophobic

- 23,391 human genes as predicted structures; 14,159 novel vs PDB
- Remove spurious N- and C-termini (blue)
- Analyze individual domains if needed – potential artificial inter-domain pockets
- Manual curation for high interest targets

- Analyze Apo structures without ligands
- Pocket identification using established methods SiteMap → "bindability" ranking

- Top ranking pocket with sufficient hydrophobic character

→ Virtual screening for ligands

→ Biomea Linker/Warhead Determination Protocol

→ Lead Molecule(s)

biomea FUSION We Aim to Cure
CONFIDENTIAL
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Biomea's Pipeline Expands into 5 Clinical Trials with 2 Novel Agents

Multiple Upcoming Milestones in the Near Term

Program	Study	Indications	Milestones	Expected Timeline
BMF-219 Menin Program	COVALENT-111	Type 2 Diabetes	Phase II - Dose Escalation Completion, ATTD	1Q 2024
	COVALENT-112	Type 1 Diabetes	Phase II - Initial Proof of Concept	2024
	COVALENT-101	Liquid Tumors	Phase I - Dose Escalation Completion, RP2D	2024
	COVALENT-102	Solid Tumors	Phase I - Dose Escalation Completion, RP2D	2024
BMF-500 FLT3 Program	COVALENT-103	AML/ALL (acute leukemia)	Phase I - Dose Escalation Completion, RP2D	2024
Additional Program	Target # 3	TBA	Progress Update	2024

biomea FUSION We Aim to Cure™

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Aiming to Develop Some of the Most Impactful Medicines of Our Time Juan Pablo Frías, M.D. is Appointed as Biomea’s Chief Medical Officer August 31, 2023 Dr. Frías is a board-certified endocrinologist who has served as principal investigator on over 250 clinical diabetes studies, with over half of those being Phase III studies, and has participated in the clinical development of more than 20 approved diabetic agents • Previous Pharmaceutical Leadership Positions: in Clinical and Medical Affairs at Eli Lilly, Amylin Pharmaceuticals, Pfizer, and Johnson & Johnson, where he served as CMO and Global Vice President of Clinical and Medical Affairs, Diabetes Care. • Academic Positions: • University of Colorado Health Sciences Center, Barbara Davis Center for Diabetes • Clinical Faculty at University of California San Diego School of Medicine • Published over 125 articles in peer reviewed journals Page 10

Diabetes – the Biggest Epidemic of the 21st Century

2 in 5 Americans Will Develop Diabetes during Their Lifetime

- Diabetes is the 7th leading cause of death in the US. 80% of people with diabetes will die from this disease. Premature mortality caused by diabetes results in an estimated 12-14 years of life lost. Source: National library of Medicine 1(2); 2007 Jul PMC3068646

- Diabetes creates one of the largest economic burdens on the US health care system. $1 out of every $4 in US health care costs is being spent on caring for people with diabetes. In 2022 the US spent $412.9 Billion to treat diabetes. On average, people with diagnosed diabetes have medical expenditures 2.6 times higher than would be expected without diabetes.


37.3 million US adults have diabetes today; A total of $413 Billion was spent in 2022
Diabetes Population (Millions)
0
10
20
30
40
50
60
2020
2030
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Diabetes population (Base case) 2014-2060
Lower bound of 95% confidence interval
Upper bound of 95% confidence interval

- According to the CDC, worldwide 537 million adults have diabetes. In the United States alone, 37.3 million adults have diabetes, 11.3% of the population. 96 million adults (more than 1 in 3) in the US have prediabetes. CDC.gov - By the Numbers: Diabetes in America

- In a study conducted by Prime Therapeutics, 68% of patients using GLP-1 drugs to address weight loss, stopped using them within the first year, according to 16M insured members.
https://www.primetherapeutics.com/news/real-world-analysis-of-glp-1a-drugs-for-weight-loss-finds-low-adherence-and-increased-cost-in-first-year/

- In a study published by the Obesity Journal, only 59% of adults were still taking GLPs after three months and only 32% after one year (semaglutide was used 40% after 1 year). Early- and later-stage persistence with antiobesitymedications: A retrospective cohort study biomea FUSION We Aim to Cure™
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Diabetes – the Biggest Epidemic of the 21st Century Number of Patients with Diabetes Relying on Insulin Continues to Rise despite Novel Diabetic Agents Approved, without Improving the A1c Outcome 7th GLP-1 RA 6th GLP-1 RA 4th SGLT2 First SGLT2 First GLP-1 RAs approved by approved by approved by approved by approved by FDA FDA FDA FDA FDA Year 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 30 Number of Patients Diagnosed with Diabetes 25 20 15 10 7.7 Number of Patients with Diabetes Relying on Insulin 8 6 6.8 4 4.5 2 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 Percentage of Diabetes Patients with A1c<7 60 52.7 52.9 0 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 United States Diabetes Surveillance System. Diabetic medication use. Centers for Disease Control and Prevention. Page 12 Available from https://gis.cdc.gov/grasp/diabetes/diabetesatlas-surveillance.html#. Accessed 6 Jan 2024 Patient Number Percentage of Patient Number (million) Patients (%) (million)

Diabetes – the Biggest Epidemic of the 21st Century Investigational BMF-219 - A Unique Value Proposition: Beta Cell Health st BMF-219: 1 in Class Potential for Differentiated Profile Complementary Agent Well-Tolerated Profile Non-Chronic Oral Small Molecule to Available Diabetes After First Read Out Dosing Therapies Continued Glycemic Control Even After Disease Modifying Potential Cessation of Dosing Addressing the Root Cause of Diabetes Addressable Market May Include All Diabetic Patients Page 13

Role of Beta Cells in Diabetes

Beta Cells Proliferate

- Just not enough to overcome pre-existing metabolic disorder

British Journal of Obstetrics and Gynaecology
November 1978. Vol. 85. pp 818–820

A MORPHOLOGICAL STUDY OF THE ENDOCRINE PANCREAS IN HUMAN PREGNANCY

BY F. A. VAN ASSCHE, L. AERTS AND F. DE PRINS

The Unit for the Study of Reproduction, Department of Obstetrics and Gynaecology, Academisch Ziekenhuis St Rafaël (KUL), Capucienenvoer 35, 3000 Leuven, Belgium

Summary

During human pregnancy an enlargement of the islets of Langerhans and hyperplasia of the β cells is present. These morphological changes indicate that the endocrine pancreas is able to adapt to the metabolic changes of pregnancy.

"This quantitative morphological study shows a **marked enlargement of the islets of Langerhans in pregnant women.**"
F. A. Van Assche et al. British Jornal of Obstetrics and Gynaecology, 1978 November

REVIEW

...atic β-Cell Proliferation in Obesity[1,2]

"In nondiabetic **obesity, an expansion in beta cell mass occurs** to provide sufficient insulin and to prevent hyperglycemia. This expansion is at least in part **due to beta cell proliferation.**
Linnmann et al. American Society for Nutrition. Adv. Nutr. 5: 278–288, 2014

DIABETES-INSULIN-GLUCAGON-GASTROINTESTINAL

Participation of Akt, Menin, and p21 in Pregnancy-Induced β-Cell Proliferation

Elizabeth Hughes and Carol Huang

University of Calgary, Faculty of Medicine, Departments of Pediatrics and Biochemistry and Molecular Biology, Calgary, Alberta, Canada T2N 4N1

"We conclude that during pregnancy, placental hormones act through the prolactin receptor to increase beta cell mass by **up regulating beta cell proliferation** by engaging Jak2, Akt, **menin**/p18, and p21."
Hughs et al. Endocrinology, March 2011, 152(3):847–855

biomea FUSION We Aim to Cure™

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Role of Menin in Diabetes

Menin Controls Beta-Cell Proliferation and Mass

- Menin is a transcriptional scaffold protein that controls the expression of proteins that regulate beta-cell proliferation.
- Menin is thought to act as a brake on beta cell turnover / beta cell growth, supporting the notion that inhibition of menin could lead to the reactivation, protection, and regeneration of beta cells, which could be a disease-modifying approach to treat type 2 diabetes.



Menin Controls Growth of Pancreatic β-Cells in Pregnant Mice and Promotes Gestational Diabetes Mellitus

Satyajit K. Karnik,[1] Hainan Chen,[1*] Graeme W. McLean,[1*] Jeremy J. Heit,[1*] Xueying Gu,[1] Andrew Y. Zhang,[1] Magali Fontaine,[2] Michael H. Yen,[1,3] Seung K. Kim[1,3]†

During pregnancy, maternal pancreatic islets grow to match dynamic physiological demands, but the mechanisms regulating adaptive islet growth in this setting are poorly understood. Here we show that menin, a protein previously characterized as an endocrine tumor suppressor and transcriptional regulator, controls islet growth in pregnant mice. Pregnancy stimulated proliferation of maternal pancreatic islet β-cells that was accompanied by reduced islet levels of menin and its targets. Transgenic expression of menin in maternal β-cells prevented islet expansion and led to hyperglycemia and impaired glucose tolerance, hallmark features of gestational diabetes. Prolactin, a hormonal regulator of pregnancy, repressed islet menin levels and stimulated β-cell proliferation. These results expand our understanding of mechanisms underlying diabetes pathogenesis and reveal potential targets for therapy in diabetes.

commodating increases in maternal body mass (fig. S1B). After parturition, maternal β-cell mass and body mass returned to prepartum levels (fig. S1, A and B). To assess maternal islet cell proliferation, we performed labeling studies with bromodeoxyuridine (BrdU). β-cell proliferation increased in pregnant mice until 15 days postcoitum (dpc) and then declined to prepartum levels (Fig. 1, A to C). Thus, maternal islet β-cell expansion and mass are dynamic in mice.

Hyperplasia of the maternal pituitary (5) and islets in pregnancy is reminiscent of endocrine proliferation in multiple endocrine neoplasia type 1 (MEN1), a human cancer syndrome characterized by synchronous tumors of the pituitary, endocrine pancreas, and parathyroid. Most MEN1 cases result from mutation of *Men1*, whose protein product is menin (6, 7). In mice and humans, mutation and pathological *Men1* loss promote neuroendocrine tumors, including islet β-cell tumors (7, 8). Thus, we postulated that physiological changes in *Men1* expression might regulate facultative maternal β-cell growth in pregnancy. Immunohistology, Western blotting, and real-time reverse transcription polymerase chain reaction (RT-PCR) studies of

806 2 NOVEMBER 2007 VOL 318 SCIENCE www.scien

- **Menin has been found to control islet growth** in pregnant mice. Pregnancy stimulated proliferation of maternal pancreatic islet b-cells was accompanied by reduced islet levels of menin and its targets.
- **Prolactin**, a hormonal regulator of pregnancy, **repressed islet menin levels and stimulated b-cell proliferation**.

Dr. Kim, S.K. et al., Science. 2007 Nov 2. doi: 10.1126/science.1146812.



BMF-219 *is a small molecule designed by the Biomea Fusion Team to covalently inhibit menin. Preclinical studies have shown that the inhibition of menin leads to the overall rehabilitation of beta cell health and function, and thereby to increased insulin production and glycemic control. Clinical trials with BMF-219 are under way to investigate oral dosing for a limited time only until the pool of healthy beta cells are restored. The goal is to address diabetes with BMF-219 at the root cause.*

biomea FUSION We Aim to Cure™

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Diabetes – the Biggest Epidemic of the 21st Century Beta Cell Compensation in Physiological and Pathophysiological States in Mammals Pregnancy β-Cell Mass β-Cell Replication Pregnancy Pregnancy β-Cell Size Adapted from Science 2005 Page 16

BMF-219 – Mechanism of Action The Goal for BMF-219 is to Improve Glycemic Control without Continuous Medication BMF-219 is aimed to increase beta cell mass and function, thereby increase insulin Proposed effect of BMF-219 production in order to achieve glycemic control Proposed effect of BMF-219 - without the need of continuous medication. Page 17 *Int. J. Mol. Sci. 2016, 17, 744; doi:10.3390/ijms17050744

BMF-219 – Impact on Beta Cell Proliferation and Insulin Secretion in Ex Vivo Models BMF-219 Induced a Glucose-Dependent Enhancement in β-Cell Proliferation Proliferating beta cells as a fraction of total beta cells Donor 2 Standard glucose High glucose Donor 2; Day 14, High glucose Proliferating β-cell Fraction Day 14 Day 14 Day 21 Day 21 0.3 * 0.2 0.1 0.0 BMF-219 BMF-219 BMF-219 BMF-219 Data represent mean ±SEM of 1 donor with n = 9-12 technical replicates. One-way ANOVA with Dunnett’s post hoc test rel. to DMSO control. *p < 0.05, **p < 0.01, ***p < 0.001 Donor 2 Age BMI HbA1c Proliferation observed only under elevated glucose conditions, which mimic diabetic levels. Caucasian 32 25.0 5.2 Page 18 + + + EdU NKX6.1 / NKX6.1 % DMSO 0.075 μM 0.15 μM 0.3 μM Harmine 10 μM DMSO 0.075 μM 0.15 μM 0.3 μM Harmine 10 μM DMSO 0.075 μM 0.15 μM 0.3 μM Harmine 10 μM DMSO 0.075 μM 0.15 μM 0.3 μM Harmine 10 μM

BMF-219 – Mechanism of Action

BMF-219 Preserved, Reactivated and Regenerated Beta Cells in Preclinical Studies

Preservation


Beta Cell Mass (IHC - Insulin)
Pct. Change from D17 to D31 (Washout Period)
0.1
0.0
-0.1
-0.2
-0.3
-0.4
+2.0%
-33%
-28%
Vehicle
Pioglitazone (30 mg/kg)
BMF-219 (175mg/kg)

Reactivation


Beta Cell Function (at Day 31)
HOMA-B
400
300
200
100
0
+351%
Normal (Adequate) State
Vehicle
BMF-219 (175mg/kg)

Regeneration


Beta Cell Function (at Day 17)
HOMA-B
100
80
60
40
20
0
+96%
Vehicle
Pioglitazone (30 mg/kg)
BMF-219 (175mg/kg)

Quantitative Analysis of pancreatic islet tissue cross sections shows BMF-219 treated **ZDF** animals show novel effects in Beta Cell Mass growth and maintenance. BMF-219 was able to maintain Beta Cell function and prevent Beta Cell Mass loss in a model of insulin resistance. Importantly, Beta Cell Mass is maintained, despite cessation of dosing.

BMF-219 demonstrated a significant level of beta cell function compared to vehicle at day 31 in an insulin resistant type 2 diabetes animal model (**ZDF**). Homa B, a measurement of Beta Cell function, was analyzed using 4 h fasting glucose and insulin levels. It increased up to ~351% versus vehicle, despite cessation of therapy.

BMF-219 increased HOMA-B by 96% in a type 2 animal model (STZ = 50% Beta Cell destruction). Homa B, a measurement of Beta Cell function, was analyzed using 4 h fasting glucose and insulin levels. BMF-219 in ex-vivo Human Donor Islets (Ex-Vivo) statistically significant increased beta cells with BMF-219.

biomea FUSION We Aim to Cure™
Butler et al. Oral long-acting menin inhibitor normalizes type 2 diabetes in two rat models; Ex-vivo Human Islets data EASD 2022
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BMF-219 Mechanism of Action

BMF-219 is a Potential First-in-Class Diabetic Agent – Addressing the Root Cause of Disease


Metformin
↑ Glucose uptake
TZDs
↑ Glucose uptake
Meglitinides, Sulphonylureas
↑ Insulin release
DPP-4i, GLP-1RA
↓ Glucagon secretion
↑ Insulin secretion
TZDs
↑ Insulin sensitivity
Metformin
↓ Gluconeogenesis
SGLT-2i
↑ Renal glucose excretion
TZDs
↑ Glucose uptake
GLP-1RA
↓ Gastric emptying
DPP-4i
↑ GLP-1
Metformin
↑ GLP-1
↓ Glucose absorption

Nat Rev Endocrinol 12, 337–346 (2016).
https://doi.org/10.1038/nrendo.2016.51

Currently approved therapies are primarily targeting the **Symptoms of Type 2 Diabetes:** ***Hyperglycemia***

BMF-219: Menin Inhibition
a Potential New Class of
Diabetes Agents


Beta cell reactivation,
preservation and proliferation

Beta Cell Mass ↑ Beta Cell Health ↑

Control of Glycemia even after Cessation of Dosing

BMF-219 represents a potential new class of diabetes agents addressing the: **Root Cause of Diabetes**
- Loss of Beta Cell Mass and Function -

biomea FUSION | We Aim to Cure™
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COVALENT-111 Study Design (Type 2 Diabetes Patients Failing Standard of Care) Additional Dose Levels and Various Dosing Durations Are Being Explored in the Escalation and Expansion Portion of COVALENT-111 Part 1 Dose Escalation, Part 2 Dose Expansion, n=216 – 288 incl. 4 weeks dosing+ 12 weeks follow up 12 weeks dosing + 40 weeks follow-up Healthy Volunteers n=16 100 mg Arm A* 50 mg QD, n=10 x 8 wks x 4 wks 100 mg Arm B x 12 wks 100 mg QD, n=20 x 4 wks 100 mg 200 mg Arm C x 8 wks x 4 wks 200 mg QD / 100 mg BID, n=22 Anticipated to be added based on data from x 4 wks Arm D 400 mg cohort of escalation portion 400 mg QD 200 mg QD, x 2 wks, n=10 x 2 wks *Redosing if required at Week 22 for another 4 weeks. Page 21

COVALENT-111 Phase 2 Study (Type 2 Diabetes) Baseline Characteristics and Demographics BMF-219 100mg QD B MF -219 100mg QD without food with food Placebo (n=10) (n=10) (n=6) Age (year, min-max) 52 (38-63) 51 (35-60) 46 (31-61) Sex (n, M/F) 6/4 7/3 6/0 Duration of diabetes (year, min-max) 4.2 (0.5-9.0) 8.7 (4.0-14.0) 4.2 (1.0, 10.0) HbA (%-point, SD) 8.1 (0.9) 8.0 (0.6) 8.3 (0.7) 1c Diet and exercise alone (n, %) 0 (0%) 1 (10%) 0 (0%) 1 antihyperglycemic agent (n, %) 9 (90%) 7 (70%) 5 (83%) 2 antihyperglycemic agent (n, %) 0 (0%) 2 (20%) 1 (17%) 3 antihyperglycemic agent (n, %) 1 (10%) 0 0 (0%) Page 22

COVALENT-111 Phase 2 Study (Type 2 Diabetes) Glycemic Results Summary at Week 26 BMF-219 100mg QD BMF-219 100mg QD without food with food Placebo (n=10) (n=10) (n=6) Mean change in HbA -0.5% 0.1% 0.3% 1c Placebo adjusted mean change in HbA -0.8% -0.2% - 1c Percent of participants with ≥1.0% reduction in HbA 20% 20% 0% 1c Percent of participants with any reduction in HbA : 80% (BMF-219 100mg QD without food) and 40% (BMF-219 100mg QD with food) 1c Page 23

COVALENT-111 Phase 2 Study (Type 2 Diabetes) Greater BMF-219 Exposure at Week 4 Resulted in Greater Reduction in HbA at Week 26 1c 100 mg QD without food 100 mg QD with food BMF-219 mean AUC at Week 4 Change in HbA at Week 26 last 1c 0.3 ± 1.7 0.1 ± 1.1 0 300 224 ± 2.5 -0.5 200 -0.5 ± 1.1 -1.0 100 84 ± 4.7 -1.5 0 100 mg QD 100 mg QD 100 mg QD 100 mg QD Placebo without food with food without food with food Page 24 AUC (ng*hr/mL) last Change in HbA (%) 1C

COVALENT-111 Phase 2 Study (Type 2 Diabetes) % Increase in HOMA-B and C-peptide AUC in Responders Patients with HbA reduction ≥0.5% at Week 26 and baseline HOMA-B <200 1c % change HOMA-B % change C-peptide AUC Page 25

COVALENT-111 Phase 2 Study (Type 2 Diabetes) Case Study 2: 29-Year-Old Man with 4-Year History of T2D • 29-year-old man with 4-year history of T2D • BMF-219 200 mg once daily without food for 4 weeks • Metformin and empagliflozin • CGM at Week 21 with ~90% TIR 70-180 mg/dL 2 • HbA 9.5%; FPG 146 mg/dL; BMI 25.6 kg/m • No tolerability issues or related adverse events 1c Change in HbA (%) Continuous Glucose Monitoring 1c Page 26

COVALENT-111 Phase 2 Study (Type 2 Diabetes) Case Study 2: 29-Year-Old Man with 4-Year History of T2D • 29-year-old man with 4-year history of T2D • BMF-219 200 mg once daily without food for 4 weeks • Metformin and empagliflozin • CGM at Week 21 with ~90% TIR 70-180 mg/dL 2 • HbA 9.5%; FPG 146 mg/dL; BMI 25.6 kg/m • No tolerability issues or related adverse events 1c Page 27

WE AIM TO CURE 2023 Accomplishments DIABETES COVALENT-111: Type 2 Diabetes Patients failing standard of care (Metformin, SGLT2, GLP-1, DPP-4) • 84% of patients responded to BMF-219 while on treatment (any reduction in HbA1c at Week 4) • 74% of patients continued to respond to BMF-219 despite off-treatment (any reduction in HbA1c at Week 12) • 20% of patients achieved at least a 1% reduction in HbA1c, 5 months off treatment (100mg @ Week 26) • 36% of patients achieved at least a 1% reduction in HbA1c, 5 months off treatment (200mg @ Week 26) • Expansion Cohorts initiated – exploring 8 and 12 weeks of dosing COVALENT-112: Type 1 Diabetes IND (FDA) & CTA (Health Canada) cleared ONCOLOGY COVALENT-101: Relapsed/ Refractory Acute Leukemia • Initial Phase I topline data with first Complete Responses, including MRD- COVALENT-103: Relapsed/ Refractory Acute Leukemia • IND for BMF-500 accepted and first patient in FLT-3 Leukemia enrolled FUSION™ SYSTEM • New lab facilities built out to expand in-house capabilities • Continued development of the Biomea FUSION™ Platform Technology Page 28

WE AIM TO CURE

2024 Anticipated Milestones

DIABETES

- COVALENT-111 Phase II - BMF-219 in type 2 diabetes – Dose Escalation Completed
- COVALENT-111 Phase II - BMF-219 in type 2 diabetes - Expansion cohorts fully enrolled (n=216+)
- COVALENT-112 Phase II - BMF-219 in type 1 diabetes - Open Label cohorts fully enrolled (n=40)
- COVALENT-112 Phase II - BMF-219 in type 1 diabetes - Initial proof of concept established

ONCOLOGY

- COVALENT-101 Phase I - BMF-219 in liquid tumors - Dose Escalation Completed and Recommended Phase II Dose established
- COVALENT-102 Phase I - BMF-219 in solid tumors - Dose Escalation Completed and Recommended Phase II Dose established
- COVALENT-103 Phase I - BMF-500 in AML – Dose Escalation Completed and Recommended Phase II Dose established

FUSION SYSTEM

- Third pipeline asset from FUSION™ Platform Technology announced biomea FUSION We Aim to Cure™

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WE AIM TO CURE Our Development Plan: Next 4 Years BMF-219 in Diabetes 2024 Phase II Expansion Phase Completed in type 2 diabetes Proof of concept in type 1 diabetes established 2025 Pivotal Phase III study in type 1 diabetes initiated Pivotal Phase III studies in type 2 diabetes initiated 2026 NDA for BMF-219 in type 1 diabetes filed 2027 NDA for BMF-219 in type 2 diabetes filed Page 30

As of September 30, 2023 Company Financials (NASDAQ: BMEA) Three Months Ended September 30, 2023 Operating expenses: R&D $ 25,347 G&A 5,772 Total Operating Expenses 31,119 Loss from operations (31,119) Interest and other income, net 2,690 Net loss $ (28,429) Other comprehensive loss: Changes in unrealized gain on short term investments, net — Comprehensive loss $ (28,429) Net loss per common share, basic and diluted $ (0.80) Weighted-average number of common shares used to compute basic and diluted net loss per common share 35,653,988 Q3 Operating Expenses minus Stock Based Comp $24.8 M Cash, Cash Equivalents, Investments, and Restricted Cash as of 30 September 2023 $199.5M Page 31

THANK YOU Biomea Fusion 900 Middlefield Road, 4th floor Redwood City, CA, 94063 biomeafusion.com Page 32